VAN KAMPEN REAL ESTATE SECURITIES FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JANUARY 1, 2007 - JUNE 30, 2007

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 SECU     PURC    SIZE   OFFE    TOTAL   AMOUN    % OF     % OF   BROKE    PURCH
 RITY     HASE     OF    RING    AMOUN   T OF     OFFER    FUND     RS     ASED
 PURC      /      OFFE   PRIC    T OF    SHARE     ING      S              FROM
 HASED    TRAD    RING   E OF    OFFER     S      PURCH    TOTA
         E DATE          SHAR     ING    PURCH    ASED      L
                          ES             ASED      BY      ASSE
                                          BY      FUND      TS
                                         FUND
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                                                                  Banc
                                                                   of
                                                                  Ameri
 AMB       02/2    -     $58.    8,000    132,7   1.659    0.61    ca      JPMor
 Prop      8/07           78      ,000     20       %       66%   Secur     gan
 erty                                                             ities
 Corp                                                             LLC,
                                                                  JPMor
                                                                  gan,
                                                                  Morga
                                                                    n
                                                                  Stanl
                                                                   ey
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